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                                   SUPPLEMENT
                             DATED OCTOBER 14, 2005
                                     TO THE
                           CLASS IA SHARES PROSPECTUS
                               DATED MAY 1, 2005
                           FOR THE HARTFORD HLS FUNDS

  THIS SUPPLEMENT AMENDS THE PROSPECTUS OF THE HARTFORD HLS FUNDS DATED MAY 1,
                                     2005.

The Prospectus is revised as follows:

MANAGER OF MANAGERS ORDER

At a Joint Special Meeting of Shareholders held on September 7, 2005, shareholders of the funds of Hartford Series Fund, Inc. approved a proposal to permit the funds to operate under a "Manager of Managers" exemptive order from the Securities and Exchange Commission.

Accordingly, under the heading "Introduction", on page 2 of the Prospectus, the following paragraph is added directly below the last paragraph on the page:

THE COMPANY HAS RECEIVED AN ORDER FROM THE SEC THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

In addition, under the sub-heading "The Investment Manager," on page 103 of the Prospectus, the second paragraph is deleted and replaced with the following:

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the applicable Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser, with the approval of the applicable Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless shareholders approve such agreement.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.